--------------------------------------------------------------------------------
                                        THE
                                   MALAYSIA FUND,
                                        INC.
--------------------------------------------------------------------------------




                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER






                              THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Dato Malek Merican
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
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U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -55.83% compared to -36.01% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Composite Index (the "Index"). The Fund's relative performance was adversely affected by its decision, discussed below, to "fair value" its Malaysian assets commencing in September. For the one year ended September 30, 1998 and for the period since the Fund's commencement of operations on May 4, 1987 through September 30, 1998, the Fund's total return, based on net asset value per share, was -73.21% and -62.55%, respectively, compared to -60.89% and -37.80%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $3 3/8, representing a 54.3% premium to the Fund's net asset value per share.

The Malaysian market was negatively affected during the third quarter by the government's decision to implement capital controls on September 1, 1998. The controls were imposed to maintain the value of the ringgit while expansionary monetary and fiscal policies were adopted. The economy has been contracting for several quarters. The government feared that the ringgit would fall further if it were allowed to trade freely. Monetary policy has subsequently been eased dramatically while deficit spending increased to fund infrastructure projects, social spending and a partial financial system bailout. These policies combined with recent political changes increase the risk of capital flight in Malaysia, which has a very open economy with trade greater than 150% of gross domestic product. Ironically, Malaysia cut itself from the international capital markets just before pressures eased, allowing neighboring countries to cut interest rates and increase deficit spending significantly.

Economic statistics remain discouraging with poor releases of data covering industrial production, exports and imports. However, the government's fiscal and monetary stimulus packages should lead to some improvement. The political situation has also remained unsettled following the August resignation of Deputy Prime Minister Anwar Ibrahim and his subsequent trial on a variety of charges.

The aforementioned capital controls prohibit the repatriation of foreign portfolio capital for at least one year and impose a fixed foreign exchange rate. In addition, new reporting requirements and other restrictions have hampered the ability of foreign investors to trade Malaysian stocks. The capital controls led Morgan Stanley Capital International (MSCI) to drop Malaysia from its developed and emerging market free indices, which are widely used to benchmark performance effective November 30, 1998. If current policies remain in place, there is a risk that a sizable sum of foreign capital will attempt to exit the country next September. In light of the effect of the new restrictions and requirements on the Malaysian market, in early September the Fund, under fair value procedures established by the Board of Directors, began to discount the value of its Malaysian assets because it was of the view that use of market prices and the official ringgit/U.S. dollar exchange rate did not properly reflect the U.S. dollar value of such assets. The extent of the discount implied by the Fund's valuation may change from time to time with changes in market conditions. As a result of these events, we have concentrated the portfolio in the highest quality Malaysian stocks, including stocks with significant dividend yields as dividends are convertible into dollars.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998




THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Malaysia Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HISTORICAL
INFORMATION


                                                            TOTAL RETURN (%)
                                       --------------------------------------------------------------------------------------
                                              MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                                       --------------------------     -------------------------     -------------------------
                                                          AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
                                        ----------         ------     ----------         ------     ----------         ------

          Fiscal Year to date             -48.03%              --       -55.83%              --       -36.01%              --
          One Year                        -66.11           -66.11%      -73.21           -73.21%      -60.89           -60.89%
          Five Year                       -75.12+          -24.29+      -84.03+          -30.71+      -70.72           -21.78
          Ten Year                         -6.43+           -0.71+      -53.11+           -7.29+      -22.14            -2.47
          Since Inception*                -42.29+           -4.75+      -62.55+           -8.24+      -37.80            -4.08


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                             [GRAPH]


                                                  YEAR ENDED DECEMBER 31,                                            NINE MONTHS
                                                                                                                        ENDED
                                                                                                                    SEPTEMBER 30,
                               1988    1989     1990    1991     1992    1993     1994    1995     1996    1997          1998
                             ------  ------   ------  ------   ------  ------   ------  ------   ------  ------    -------------
Net Asset Value Per Share.   $ 8.98  $13.77   $12.41  $13.55   $16.28  $27.32   $18.57  $18.58   $19.29  $ 5.04        $ 2.19
Market Value Per Share . .   $ 7.50  $18.75   $11.38  $11.75   $16.25  $28.00   $17.38  $17.00   $17.50  $ 6.56        $ 3.38
Premium/(Discount) . . . .    -16.5%   36.2%    -8.3%  -13.3%    -0.2%    2.5%    -6.4%   -8.5%    -9.3%   30.2%         54.3%
Income Dividends . . . . .   $ 0.17  $ 0.11   $ 0.21  $ 0.07       --  $ 0.16   $ 0.02      --       --      --        $ 0.03
Capital Gains Distributions      --      --       --      --       --  $ 1.13   $ 3.59  $ 0.84   $ 2.82  $ 0.51            --
Fund Total Return (2). . .    23.32%  54.57%   -8.35%   9.80%   20.15%  98.28%+ -18.87%   4.33%   19.93% -72.89%       -55.83%
Index Total Return (3) . .    25.73%  57.91%  -10.02%   9.13%   20.19%  92.60%  -19.66%   3.05%   25.12% -68.71%       -36.01%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Short-Term Investments             (4.8%)
Equity Securities                 (95.2%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Miscellaneous Materials & Commodities            (19.1%)
Telecommunications                                (6.9%)
Transportation--Shipping                          (6.5%)
Utilities--Electric & Gas                        (13.0%)
Other                                             (6.2%)
Automobiles                                       (4.3%)
Beverages & Tobacco                              (14.3%)
Broadcasting & Publishing                         (6.1%)
Energy Sources                                   (8.50%)
Food & HouseholdProducts                          (6.6%)
Leisure & Tourism                                 (8.5%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    Percent of
                                                    Net Assets
                                                    ----------
  1.   Tenaga Nasional Bhd                             7.7%
  2.   Telekom (Malaysia) Bhd                          6.9
  3.   Malaysian International Shipping Bhd            6.5
  4.   Hap Seng Consolidated Bhd                       6.2
  5.   Petronas Gas Bhd                                6.2
  6.   Rothmans of Pall Mall Bhd                       5.2
  7.   Nestle Bhd                                      5.2
  8.   Genting Bhd                                     4.9
  9.   Star Publications (Malaysia)                    4.4
 10.   Kuala Lumpur Kepong Bhd                         4.2
                                                      ----
                                                      57.4%
                                                      ----
                                                      ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
SEPTEMBER 30, 1998

                                                                        VALUE
                                                      SHARES            (000)
-------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (107.0%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUTOMOBILES (4.3%)
   Oriental Holdings Bhd                             210,000     U.S.$    201
   Tan Chong Motor Holdings Bhd                    3,697,000              709
                                                                          910
                                                                 --------------
-------------------------------------------------------------------------------
BANKING (3.2%)
   Malayan Banking Bhd                               735,000              689
                                                                 --------------
-------------------------------------------------------------------------------
BEVERAGES & TOBACCO (14.3%)
   Carlsberg Brewery (Malaysia) Bhd                  415,000              810
   Guinness Anchor Bhd                               967,000              635
   R.J. Reynolds Bhd                                 720,500              498
   Rothmans of Pall Mall Bhd                         283,000            1,105
                                                                 --------------
                                                                        3,048
                                                                 --------------
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (6.1%)
   Nanyang Press Bhd                                 496,000              364
   Star Publications (Malaysia)                      934,000              938
                                                                 --------------
                                                                        1,302
                                                                 --------------
-------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (0.9%)
   Malaysian Pacific Industries Bhd                  200,000              180
                                                                 --------------
-------------------------------------------------------------------------------
ENERGY SOURCES (8.5%)
   Petronas Gas Bhd                                  856,000            1,315
   Shell Refining Co. Bhd                            574,000              500
                                                                 --------------
                                                                        1,815
                                                                 --------------
-------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (6.6%)
   Nestle Bhd                                        340,000            1,101
   Yeo Hiap Seng (Malaysia) Bhd                      649,000              300
                                                                 --------------
                                                                        1,401
                                                                 --------------
-------------------------------------------------------------------------------
LEISURE & TOURISM (8.5%)
   Genting Bhd                                       624,200            1,048
   Tanjong plc                                       870,000              770
                                                                 --------------
                                                                        1,818
                                                                 --------------
-------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (19.1%)
   Austral Enterprises Bhd                           840,000              624
   Golden Hope Plantations Bhd                     1,017,000              574
   Hap Seng Consolidated Bhd                       2,547,000            1,334
   IOI Corporation Bhd                             1,896,000              641
   Kuala Lumpur Kepong Bhd                           887,000              900
                                                                 --------------
                                                                        4,073
                                                                 --------------
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.9%)
   Sime Darby Bhd                                  1,031,400              624
                                                                 --------------
-------------------------------------------------------------------------------
REAL ESTATE (2.9%)
   Selangor Properties Bhd                         1,351,000     U.S.$    431
   Tan & Tan Development Bhd                         764,000              187
                                                                 --------------
                                                                          618
                                                                 --------------
-------------------------------------------------------------------------------
RECREATION -- OTHER CONSUMER GOODS (3.3%)
   Amway (Malaysia) Holdings Bhd                     485,000              699
                                                                 --------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.9%)
   Telekom Malaysia Bhd                            1,029,000            1,470
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION -- SHIPPING (6.5%)
   Malaysian International Shipping Bhd            1,131,000            1,387
                                                                 --------------
-------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (13.0%)
   Puncak Niaga Holding Bhd                        1,134,000              505
   Tenaga Nasional Bhd                             1,889,000            1,646
   YTL Power International Bhd                       907,000              626
                                                                 --------------
                                                                        2,777
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$40,477)                                                 22,811
                                                                 --------------
-------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (5.3%)
   Hong Kong Dollar                            HKD         1                -- @
   Malaysian Ringgit                           MYR     4,794             1,141
                                                                   -----------
    (Cost U.S.$1,154)                                                    1,141
                                                                   -----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (112.3%)
     (Cost U.S.$41,631)                                                 23,952
                                                                   -----------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.3%)
   Other Assets                                U.S.$   3,307
   Liabilities                                        (5,937)           (2,630)
                                               --------------    ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 9,732,966 issued and
    outstanding U.S.$0.01 par value shares
    (20,000,000 shares authorized)                               U.S.$  21,322
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$    2.19
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------


As discussed in the shareholder letter, the Fund's Malaysian assets have been fair valued pursuant to procedures approved by the Board of Directors.

   @ -- Value is less than U.S.$500.
NOTE: Prior government approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.



                                          5